SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (date of earliest event reported): May 29, 2003
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                       TELAXIS COMMUNICATIONS CORPORATION
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             (Exact name of registrant as specified in its charter)


         Massachusetts               000-29053                04-2751645
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(State or other jurisdiction        (Commission             (IRS employer
         of incorporation)          file number)        identification no.)


8000 Lee Highway, Falls Church, VA                             22042
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(Address of principal executive offices)                     (Zip code)


Registrant's telephone number, including area code: (703) 205-0600
                                                    ----------------------------


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 7.  Exhibits.
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         Number                               Title
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          99.1     Application Case Study: Verizon HotSpots, dated May 28, 2003.


Item 9.  Regulation FD Disclosure.
         -------------------------

     On May 13, 2003, Verizon Communications Inc. launched its wireless broadband Internet access service in New York City as a free feature for Verizon digital subscriber line (DSL) customers. Telaxis Communications Corporation d/b/a YDI Wireless played a part in Verizon's announcement as the primary wireless equipment provider. YDI Wireless developed a Wi-Fi compatible solution for Verizon based on the companies' specific needs. The specifics of the technology are proprietary.

     We have prepared an application case study relating to this project. A copy of the application case study is filed as Exhibit 99.1. We expect to post the case study on our website, www.ydi.com.
                           -----------

     Statements in the application case study that are not statements of historical facts, including statements regarding our business outlook or expected performance or developments, are forward-looking statements that involve risks, uncertainties, and assumptions. Actual results may differ materially from the results anticipated in these forward-looking statements. The forward-looking statements involve risks and uncertainties that could contribute to such differences including, without limitation, risks arising from the recent combination of Telaxis Communications and Young Design, Inc.; risks relating to the ability of the companies to integrate in a cost-effective, timely manner without material loss of employees or customers; the time and costs required to integrate the companies; the distraction caused by this integration process; the risk that the expected synergies and other benefits of the combination will not be realized at all or to the extent expected; the risk that the contemplated cost savings from the combination may not be fully realized or may take longer to realize than expected; reactions, either positive or negative, of investors, competitors, customers, suppliers, employees, and others to the combination; management and board interest in and distraction due to this transaction; risks arising from personnel changes since the combination; costs and delays in implementing common systems and procedures, including financial accounting systems; risks associated with Young Design's lack of experience operating as a public company, including the process of periodic financial reporting; risks associated with Young Design's need to adopt and implement in a short period of time a number of additional accounting controls, procedures, policies, and systems to facilitate timely and accurate periodic financial reporting; our expected need to hire additional accounting staff, including individuals familiar with periodic financial reporting; the fact that the recent issuance and/or future sale of a very large number of shares of common stock may cause a substantial decline in the market price of our common stock; the possible need or desire for a reverse split of our common stock; a severe worldwide slowdown in the telecommunications equipment market; the downturn and ongoing uncertainty

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

in the telecommunications industry and larger economy; developments in our relatively new industry and in the larger economy; the intense competition in the telecommunications equipment industry and resulting pressures on our pricing, gross margins, and general financial performance; the impact, availability, pricing, and success of competing technologies and products; difficulties in distinguishing our products from competing technologies and products; difficulties or delays in obtaining customers; dependence on a limited number of significant customers; lack of or delay in market acceptance and demand for our current and contemplated products; our having limited capital; working capital constraints; the expense of defending and the outcome of pending and future stockholder litigation; our recent focus on certain aspects of our current business; difficulties or delays inherent in entering new markets and business areas; difficulties or delays in developing and establishing new products, product lines, and business lines; difficulties or delays in developing, manufacturing, and supplying products with the contemplated or desired features, performance, price, cost, and other characteristics; difficulties in estimating costs of developing and supplying products; difficulties in developing, manufacturing, and supplying products in a timely and cost-effective manner; difficulties or delays in developing improved products when expected or desired and with the additional features contemplated or desired; our limited ability to predict our future financial performance; our inability to predict the date of our profitability; the expected fluctuation in our quarterly results; the expected fluctuation in customer demand and commitments; the expected volatility in our stock price, particularly now that our common stock is traded on the Over-The-Counter Bulletin Board; issues associated with continued listing on the Over-The-Counter Bulletin Board; difficulties in attracting and retaining qualified personnel, particularly in light of our business uncertainty, previous workforce restructurings, and lower stock price; our dependence on key personnel; inability to protect our proprietary technology; the potential for intellectual property infringement, warranty, product liability, and other claims; failure of our customers to sell broadband connectivity solutions that include our products; difficulties in our customers or ultimate end users of our products obtaining sufficient funding; cancellation of orders without penalties; difficulties in complying with existing governmental regulations and developments or changes in governmental regulation; difficulties or delays in obtaining any necessary governmental or regulatory permits, waivers, or approvals; our dependence on third-party suppliers and manufacturers; difficulties in obtaining satisfactory performance from third-party manufacturers and suppliers; risks associated with foreign sales such as collection, currency and political risk; investment risk resulting in the decrease in value of our investments; difficulties in collecting our accounts receivable; future stock sales by our current stockholders, including our directors and management; the effect of our anti-takeover defenses (including our stockholder rights plan); and risks associated with any acquisitions or investments in which we may be involved. Further information on these and other factors that could affect our actual results is included in filings made from time to time with the Securities and Exchange Commission, including on Form 10-K and Form 10-Q, and in our other public statements, including press releases.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     TELAXIS COMMUNICATIONS CORPORATION


Dated: May 29, 2003                  By:  /s/ David L. Renauld
                                        ----------------------------------------
                                     David L. Renauld
                                     Vice President, Legal and Corporate Affairs


                                  EXHIBIT INDEX


  Number                                      Title
  ------                                      -----

   99.1           Application Case Study:  Verizon HotSpots, dated May 28, 2003.



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